UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2010
DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12935	20-0467835

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Tennyson Parkway
Suite 1200
Plano, Texas	75024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.
     At the annual stockholders meeting on May 19, 2010, the stockholders of Denbury Resources Inc. (the “Company”) voted to approve two amendments to the 2004 Omnibus Stock and Incentive Plan (the “2004 Plan”). First, the number of shares that may be issued under the 2004 Plan was increased by 8,000,000 from 21,500,000 to 29,500,000. Second, stockholders approved an amendment that increases the cap on the cash portion of performance awards granted under the 2004 Plan from $500,000 to $2,000,000. The 2004 Plan is attached hereto as Exhibit 99.1.
     In addition to the amendments described above, the material terms of, and performance measures under, the 2004 Plan were reapproved by the stockholders.
     In January 2010, the Company granted both stock and cash performance awards under the 2004 Plan. Forms of these awards are attach hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The Company held its annual stockholders meeting on May 19, 2010, at which the stockholders voted on the proposals described below. Holders of 353,523,054 shares of common stock, representing approximately 89% of the Company’s total issued and outstanding shares of common stock entitled to vote at the meeting, were present in person or by proxy at the meeting to cast their votes.
Proposal 1: Election of directors. The Company’s stockholders elected eight directors, each to serve until his successor is elected and qualified or until his earlier resignation or removal. The results of the voting were as follows:

Name of Nominee	For	Withheld
Gareth Roberts	323,959,769	5,891,033
Wieland F. Wettstein	323,659,647	6,191,155
Michael L. Beatty	328,436,271	1,414,531
Michael B. Decker	327,129,045	2,721,757
Ronald G. Greene	324,969,294	4,881,508
David I. Heather	326,976,134	2,874,668
Gregory L. McMichael	326,907,801	2,943,001
Randy Stein	328,779,572	1,071,230

Proposal 2:	Approval of proposal to increase the number or shares that may be issued under the 2004 Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
312,167,355	17,539,528	143,919	23,672,252

Proposal 3:	Reapproval of the material terms of, and performance measures under, the 2004 Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
321,298,374	8,362,364	190,064	23,672,252

Proposal 4:	Approval of an increase of the Section 162(m) based cap on the cash portion of performance awards granted under the 2004 Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
319,755,792	9,923,168	171,842	23,672,252

Proposal 5:	Ratification of the appointment by the audit committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
352,487,493	423,852	611,709	0

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1 2004 Omnibus Stock and Incentive Plan for Denbury Resources Inc. (Updated as of May 19, 2010).
     99.2 Form of 2010 Performance Stock Award under the 2004 Omnibus Stock and Incentive Plan for Denbury Resources Inc. (Updated as of May 19, 2010).
     99.3 Form of 2010 Performance Cash Award under the 2004 Omnibus Stock and Incentive Plan for Denbury Resources Inc. (Updated as of May 19, 2010).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: May 25, 2010	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	2004 Omnibus Stock and Incentive Plan for Denbury Resources Inc. (Updated as of May 19, 2010).

99.2	Form of 2010 Performance Stock Award under the 2004 Omnibus Stock and Incentive Plan for Denbury Resources Inc. (Updated as of May 19, 2010).

99.3	Form of Performance Cash Award under the 2004 Omnibus Stock and Incentive Plan for Denbury Resources Inc. (Updated as of May 19, 2010).